CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As   independent   public   accountants,  we  hereby  consent  to  the
incorporation by reference in this registration statement of our reports included in the Freeport-McMoRan Sulphur Inc. Form 10 dated November 14, 1997 and to all references to our Firm included in this registration statement.


                                   /s/ Arthur Andersen LLP


New Orleans, Louisiana
January 16, 1998